Exhibit 99.1

Press Release	Source: Ultra Clean Holdings, Inc.

Ultra Clean Reports Third Quarter 2020 Financial Results

HAYWARD, Calif., October 28, 2020 /PRNewswire/ Ultra Clean Holdings, Inc. (Nasdaq: UCTT), today reported its financial results for the third quarter ended September 25, 2020.

“Delivering another quarter of solid revenue and earnings is strong evidence of UCTT’s execution capabilities as we drive towards our longer-term strategic and financial goals,” said Jim Scholhamer, CEO. “Our diversified suite of quality products and services is capturing additional business from existing customers and gaining traction with new customers. Industry momentum remains steady as our end markets expand to power a new generation of semiconductor devices, giving us confidence in our ability to sustainably outperform over the long-term.”

Third Quarter 2020 GAAP Financial Results

Total revenue was $363.3 million. SPS contributed $294.4 million and SSB added $68.9 million. Total gross margin was 20.5%, operating margin was 9.6%, and net income was $24.4 million or $0.60 and $0.59 per basic and diluted share. This compares to total revenue of $344.8 million, gross margin of 21.4%, operating margin of 8.9%, and net income of $21.3 million or $0.53 and $0.52 per basic and diluted share in the prior quarter.

Third Quarter 2020 Non-GAAP Financial Results

On a non-GAAP basis, gross margin was 21.0%, operating margin was 11.6%, and net income was $29.9 million or $0.73 per diluted share. This compares to gross margin of 22.0%, operating margin of 11.7%, and net income of $30.5 million or $0.75 per diluted share in the prior quarter.

Fourth Quarter 2020 Outlook

Due to limited visibility resulting from the pandemic, the Company has widened its guidance ranges to reflect the heightened uncertainty in the marketplace. The Company expects revenue in the range of $345.0 million to $375.0 million and GAAP diluted net income per share to be between $0.44 and $0.58. The Company expects non-GAAP diluted net income per share to be between $0.63 and $0.77.

Conference Call

The call will take place at 1:45 p.m. PT and can be accessed by dialing 1-844-826-3034 or 1-412-317-5179. No passcode is required. A replay of the call will be available by dialing 1-877-344-7529 or 1-412-317-0088 and entering the confirmation code 10148588. The Webcast will be available on the Investor Relations section of the Company's website at http://uct.com/investors/events/.

About Ultra Clean Holdings, Inc.

Ultra Clean Holdings, Inc. is a leading developer and supplier of critical subsystems, ultra-high purity cleaning and analytical services primarily for the semiconductor industry. Ultra Clean offers its customers an integrated outsourced solution for major subassemblies, improved design-to-delivery cycle times, design for manufacturability, prototyping and component manufacturing, and tool chamber parts cleaning and coating, as well as micro-contamination analytical services. Ultra Clean is headquartered in Hayward, California. Additional information is available at www.uct.com.

Use of Non-GAAP Measures

In addition to providing results that are determined in accordance with Generally Accepted Accounting Principles in the United States of America (GAAP), management uses non-GAAP gross margin, non-GAAP operating margin and non-GAAP net income to evaluate the Company's operating and financial results. We believe the presentation of non-GAAP results is useful to investors for analyzing our core business and business trends and comparing performance to prior periods, along with enhancing investors' ability to view the Company's results from management's perspective. The presentation of this additional information should not be considered a substitute for results prepared in accordance with GAAP. Tables presenting reconciliations from GAAP results to non-GAAP results are included at the end of this press release.

The Company currently defines non-GAAP net income as net income (loss) before amortization of intangible assets, restructuring charges, executive transition costs, acquisition costs, fair value adjustments, depreciation adjustments, stock-based compensation, and the tax effects of the foregoing adjustments.

A reconciliation of our guidance for non-GAAP net income per diluted share for the following quarter is not available due to fluctuations in the geographic mix of our earnings from quarter to quarter, which impacts our tax rate and cannot be reasonably predicted or determined. As a result, such reconciliation is not available without unreasonable efforts and we are unable to determine the probable significance of the unavailable information.

Safe Harbor Statement

The foregoing information contains, or may be deemed to contain, "forward-looking statements" (as defined in the US Private Securities Litigation Reform Act of 1995) which reflect our current views with respect to future events and financial performance. We use words such as "anticipates," “projection,” “outlook,” “forecast,” "believes," "plan," "expect," "future," "intends," "may," "will," "estimates," “see,” "predicts," “should” and similar expressions to identify these forward-looking statements. Forward looking statements included in this press release include our expectations about the semiconductor capital equipment market and outlook. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, the Company’s actual results may differ materially from the results predicted or implied by these forward-looking statements. These risks, uncertainties and other factors also include, among others, those identified in "Risk Factors,” "Management's Discussion and Analysis of Financial Condition and Results of Operations'' and elsewhere in our annual report on Form 10-K for the year ended December 27, 2019 as filed with the Securities and Exchange Commission. Ultra Clean Holdings, Inc. undertakes no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise unless required by law.

Contact:

Rhonda Bennetto, Vice President Investor Relations

rbennetto@uct.com

ULTRA CLEAN HOLDINGS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited; in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 25,	September 27,	September 25,	September 27,
	2020	2019	2020	2019
Revenues:
Product	$294,381	$200,024	$831,656	$610,660
Services	68,895	54,299	197,298	169,171
Total revenues	363,276	254,323	1,028,954	779,831
Cost of revenues:
Product	243,582	170,144	687,613	525,782
Services	45,118	36,675	127,225	113,579
Total cost of revenues	288,700	206,819	814,838	639,361
Gross profit	74,576	47,504	214,116	140,470
Operating expenses:
Research and development	3,514	3,634	10,765	10,986
Sales and marketing	5,989	5,877	17,657	16,638
General and administrative	30,251	29,735	97,498	87,437
Total operating expenses	39,754	39,246	125,920	115,061
Income from operations	34,822	8,258	88,196	25,409
Interest income	226	74	696	416
Interest expense	(4,133)	(6,636)	(13,094)	(19,899)
Other income (expense), net	(1,079)	3,070	(3,210)	4,282
Income before provision for income taxes	29,836	4,766	72,588	10,208
Provision for income taxes	4,776	3,878	14,932	8,220
Net income	25,060	888	57,656	1,988
Less: Net income attributable to noncontrolling interests	695	375	2,605	1,072
Net income attributable to UCT	$24,365	$513	$55,051	$916

Net income per share attributable to UCT common stockholders:
Basic	$0.60	$0.01	$1.37	$0.02
Diluted	$0.59	$0.01	$1.35	$0.02
Shares used in computing net income per share:
Basic	40,367	39,557	40,091	39,363
Diluted	41,149	40,025	40,929	39,746

ULTRA CLEAN HOLDINGS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited; in thousands)

	September 25,	December 27,
	2020	2019
ASSETS
Current assets:
Cash and cash equivalents	$176,131	$162,531
Accounts receivable, net of allowance	145,523	112,694
Inventories	175,332	172,420
Prepaid expenses and other current assets	17,150	19,400
Total current assets	514,136	467,045

Property, plant and equipment, net	150,487	145,272
Goodwill	171,132	171,087
Intangibles assets, net	165,469	180,318
Deferred tax assets, net	15,773	15,498
Operating lease right-of-use assets	38,062	34,877
Other non-current assets	5,192	5,209
Total assets	$1,060,251	$1,019,306
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Bank borrowings	$7,515	$8,842
Accounts payable	111,398	133,058
Accrued compensation and related benefits	30,752	24,825
Operating lease liabilities	12,090	13,179
Other current liabilities	33,543	30,694
Total current liabilities	195,298	210,598

Bank borrowings, net of current portion	272,605	283,390
Deferred tax liabilities	25,183	25,183
Operating lease liabilities	31,242	28,828
Other liabilities	17,468	18,800
Total liabilities	541,796	566,799

Equity:
UCT stockholders’ equity:
Common stock	305,994	297,693
Retained earnings	195,418	140,367
Accumulated other comprehensive loss	(1,343)	(1,334)
Total UCT stockholders' equity	500,069	436,726
Noncontrolling interest	18,386	15,781
Total equity	518,455	452,507
Total liabilities and equity	$1,060,251	$1,019,306

ULTRA CLEAN HOLDINGS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited; in thousands)

	Nine Months Ended
	September 25,	September 27,
	2020	2019
Cash flows from operating activities:
Net income	$57,656	$1,988
Adjustments to reconcile net income to net cash provided by operating activities (excluding assets acquired and liabilities assumed):
Depreciation and amortization	35,064	32,152
Stock-based compensation	9,463	9,078
Deferred income taxes	(273)	(2,115)
Change in the fair value of financial instruments and earn-out liability	4,376	(3,720)
Others	(1,939)	25
Changes in assets and liabilities:
Accounts receivable	(32,677)	(2,376)
Inventories	(2,964)	42,489
Prepaid expenses and other current assets	325	1,994
Other non-current assets	17	(776)
Accounts payable	(21,919)	(282)
Accrued compensation and related benefits	5,916	8,757
Operating lease assets and liabilities	(791)	2,332
Income taxes payable	3,169	(1,473)
Other liabilities	(2,538)	1,000
Net cash provided by operating activities	52,885	89,073
Cash flows from investing activities:
Purchases of property, plant and equipment	(26,535)	(12,665)
Proceeds from sale of property and equipment, including insurance proceeds	6,614	2,698
Acquisition of Dynamic Manufacturing Solutions, LLC	—	(29,873)
Net cash used in investing activities	(19,921)	(39,840)
Cash flows from financing activities:
Proceeds from bank borrowings	69,670	34,805
Proceeds from issuance of common stock	260	126
Payments on bank borrowings and finance leases	(85,688)	(64,534)
Payment of contingent earn-out	(1,428)	—
Withholding tax on employee equity compensation	(1,422)	(1,652)
Net cash used in financing activities	(18,608)	(31,255)
Effect of exchange rate changes on cash and cash equivalents	(756)	(3,433)
Net increase in cash and cash equivalents	13,600	14,545
Cash and cash equivalents at beginning of period	162,531	144,145
Cash and cash equivalents at end of period	$176,131	$158,690

ULTRA CLEAN HOLDINGS, INC.

REPORTABLE SEGMENTS

GAAP TO NON-GAAP RECONCILIATION

(Unaudited; dollars in thousands)

	GAAP			Non-GAAP
	Three Months Ended			Three Months Ended
	September 25, 2020			September 25, 2020
	SPS	SSB	Consolidated	SPS	SSB	Consolidated
Revenues	$294,381	$68,895	$363,276	$294,381	$68,895	$363,276
Gross profit	$50,799	$23,777	$74,576	$51,442	$24,799	$76,241
Gross margin	17.3%	34.5%	20.5%	17.5%	36.0%	21.0%
Income from operations	$27,404	$7,418	$34,822	$31,716	$10,247	$41,963
Operating margin	9.3%	10.8%	9.6%	10.8%	14.9%	11.6%

	Three Months Ended
	September 25, 2020
	SPS	SSB	Consolidated

Reconciliation of GAAP Gross profit to Non-GAAP Gross profit (in thousands)
Reported gross profit on a GAAP basis	$50,799	$23,777	$74,576
Amortization of intangible assets (1)	-	1,022	1,022
Restructuring charges (2)	260	-	260
Stock-based compensation expense (3)	383	-	383
Non-GAAP gross profit	$51,442	$24,799	$76,241

Reconciliation of GAAP Gross margin to Non-GAAP Gross margin
Reported gross margin on a GAAP basis	17.3%	34.5%	20.5%
Amortization of intangible assets (1)	0.0%	1.5%	0.3%
Restructuring charges (2)	0.1%	-	0.1%
Stock-based compensation expense (3)	0.1%	-	0.1%
Non-GAAP gross margin	17.5%	36.0%	21.0%

Reconciliation of GAAP Income from operations to Non-GAAP Income from operations (in thousands)
Reported income from operations on a GAAP basis	$27,404	$7,418	$34,822
Amortization of intangible assets (1)	1,173	3,776	4,949
Restructuring charges (2)	260	-	260
Stock-based compensation expense (3)	2,879	405	3,284
Gain on the sale of property (4)	-	(1,352)	(1,352)
Non-GAAP income from operations	$31,716	$10,247	$41,963

Reconciliation of GAAP Operating margin to Non-GAAP Operating margin
Reported operating margin on a GAAP basis	9.3%	10.8%	9.6%
Amortization of intangible assets (1)	0.4%	5.5%	1.4%
Restructuring charges (2)	0.1%	0.0%	0.1%
Stock-based compensation expense (3)	1.0%	0.6%	0.9%
Gain on the sale of property (4)	0.0%	-2.0%	-0.4%
Non-GAAP operating margin	10.8%	14.9%	11.6%

1	Amortization of intangible assets related to the Company's acquisitions of Thermal, FDS, QGT and DMS

2	Represents severance, retention and costs related to facility closures

3	Represents compensation expense for stock granted to employees and directors

4	Represents gain realized on the sale of land in South Korea

ULTRA CLEAN HOLDINGS, INC.

UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ADJUSTED RESULTS

	Three Months Ended
	September 25,	September 27,	June 26,
	2020	2019	2020

Reconciliation of GAAP Net Income to Non-GAAP Net Income (in thousands)
Reported net income attributable to UCT on a GAAP basis	$24,365	$513	$21,264
Amortization of intangible assets (1)	4,949	5,093	4,949
Restructuring charges (2)	400	1,393	1,572
Stock-based compensation expense (3)	3,284	3,408	3,104
Fair value adjustments (4)	200	129	1,209
Acquisition related costs (5)	-	200	-
Gain on the sale of property (6)	(1,352)	-	-
Income tax effect of non-GAAP adjustments (7)	(1,352)	(2,351)	(2,037)
Income tax effect of valuation allowance (8)	(616)	2,781	470
Non-GAAP net income attributable to UCT	$29,878	$11,166	$30,531

Reconciliation of GAAP Income from operations to Non-GAAP Income from operations (in thousands)
Reported income from operations on a GAAP basis	$34,822	$8,258	$30,825
Amortization of intangible assets (1)	4,949	5,093	4,949
Restructuring charges (2)	260	954	1,572
Stock-based compensation expense (3)	3,284	3,408	3,104
Fair value adjustments (4)	-	129	-
Acquisition related costs (5)	-	200	-
Gain on the sale of property (6)	(1,352)	-	-
Non-GAAP income from operations	$41,963	$18,042	$40,450

Reconciliation of GAAP Operating margin to Non-GAAP Operating margin
Reported operating margin on a GAAP basis	9.6%	3.2%	8.9%
Amortization of intangible assets (1)	1.4%	2.0%	1.4%
Restructuring charges (2)	0.1%	0.4%	0.5%
Stock-based compensation expense (3)	0.9%	1.3%	0.9%
Fair value adjustments (4)	0.0%	0.1%	0.0%
Acquisition related costs (5)	0.0%	0.1%	0.0%
Gain on the sale of property (6)	-0.4%	0.0%	0.0%
Non-GAAP operating margin	11.6%	7.1%	11.7%

Reconciliation of GAAP Gross profit to Non-GAAP Gross profit (in thousands)
Reported gross profit on a GAAP basis	$74,576	$47,504	$73,878
Amortization of intangible assets (1)	1,022	1,023	1,022
Restructuring charges (2)	260	154	253
Stock-based compensation expense (3)	383	514	726
Fair value adjustments (4)	-	129	-
Non-GAAP gross profit	$76,241	$49,324	$75,879

Reconciliation of GAAP Gross margin to Non-GAAP Gross margin
Reported gross margin on a GAAP basis	20.5%	18.7%	21.4%
Amortization of intangible assets (1)	0.3%	0.4%	0.3%
Restructuring charges (2)	0.1%	0.1%	0.1%
Stock-based compensation expense (3)	0.1%	0.2%	0.2%
Fair value adjustments (4)	0.0%	0.0%	0.0%
Non-GAAP gross margin	21.0%	19.4%	22.0%

Reconciliation of GAAP Interest and other income (expense) to Non-GAAP Interest and other income (expense) (in thousands)
Reported interest and other income (expense) on a GAAP basis	$(4,986)	$(3,492)	$(3,055)
Restructuring charges (2)	140	439	-
Fair value adjustments (4)	200	-	1,209
Non-GAAP interest and other income (expense)	$(4,646)	$(3,053)	$(1,846)

Reconciliation of GAAP Earnings Per Diluted Share to Non-GAAP Earnings Per Diluted Share
Reported net income on a GAAP basis	$0.59	$0.01	$0.52
Amortization of intangible assets (1)	0.12	0.13	0.12
Restructuring charges (2)	0.01	0.03	0.04
Stock-based compensation expense (3)	0.08	0.09	0.08
Fair value adjustments (4)	0.00	0.00	0.03
Gain on the sale of property (6)	(0.03)	-	-
Income tax effect of non-GAAP adjustments (7)	(0.03)	(0.06)	(0.05)
Income tax effect of valuation allowance (8)	(0.01)	0.07	0.01
Non-GAAP net income	$0.73	$0.27	$0.75
Weighted average number of diluted shares (thousands) on a non-GAAP basis	41,149	40,025	40,834

ULTRA CLEAN HOLDINGS, INC.

UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP EFFECTIVE INCOME TAX RATE

	Three Months Ended
	September 25,	September 27,	June 26,
	2020	2019	2020
(in thousands, except percentages)
Provision for income taxes on a GAAP basis	$4,776	$3,878	$5,691
Income tax effect of non-GAAP adjustments (7)	1,352	2,351	2,037
Income tax effect of valuation allowance (8)	616	(2,781)	(470)
Non-GAAP provision for income taxes	$6,744	$3,448	$7,258

Income before income taxes on a GAAP basis	$29,836	$4,766	$27,770
Amortization of intangible assets (1)	4,949	5,093	4,949
Restructuring charges (2)	400	1,393	1,572
Stock-based compensation expense (3)	3,284	3,408	3,104
Fair value adjustments (4)	200	129	1,209
Acquisition related costs (5)	-	200	-
Gain on the sale of property (6)	(1,352)	-	-
Non-GAAP income before income taxes	$37,317	$14,989	$38,604
Effective income tax rate on a GAAP basis	16.0%	81.4%	20.5%
Non-GAAP effective income tax rate	18.1%	23.0%	18.8%

1	Amortization of intangible assets related to the Company's acquisitions of AIT, Thermal, FDS, QGT and DMS

2	Represents severance, retention and costs related to facility closures

3	Represents compensation expense for stock granted to employees and directors

4	Fair value adjustments related to contingent consideration, purchase obligation, DMS' sold inventories

5	Represents costs related to the acquisition of DMS

6	Represents gain realized on the sale of land in South Korea

7	Tax effect of items (1) through (6) above based on the non-GAAP tax rate shown below

8	The Company's GAAP tax expense is generally higher than the Company's non-GAAP tax expense, primarily due to losses in the U.S. with full federal and state valuation allowances. The Company's non-GAAP tax rate and resulting non-GAAP tax expense considers the tax implications as if there was no federal or state valuation allowance position in effect.